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                                                                   Exhibit 10.13
                              SHAREHOLDER AGREEMENT


This Agreement dated for reference the 28th day of March, 2001.

AMONG:

                  The undersigned HOLDERS OF LUXCO EXCHANGEABLE PREFERRED SHARES, more particularly described on the signature pages hereto

                  (collectively, the "LUXCO SHAREHOLDERS")

AND:

                  ICHOR CORPORATION, a corporation organized under the laws of the State of Delaware in the United States, with an address at 17 Dame Street, Dublin 2, Ireland

                  ("PARENTCO")

AND:

                  6543 LUXEMBOURG S.A., a corporation organized under the laws of Luxembourg, with an address at L-2419, Luxembourg, 3, rue de la Chapelle

                  ("LUXCO")

WHEREAS:

A. Each LuxCo Shareholder owns the LuxCo Exchangeable Preferred Shares as set forth beside his name on the signature pages hereto;

B. ParentCo owns all but not less than all of the issued and outstanding LuxCo Common Shares; and

C. The parties hereto wish to establish their respective rights and obligations with respect to the LuxCo Common Shares, the LuxCo Exchangeable Preferred Shares and LuxCo, as set forth in this Agreement.

NOW THEREFORE, the parties hereto agree as follows:

1.       DEFINITIONS

For the purposes of this Agreement, including the recitals, and any amendments hereto, unless the context otherwise requires, the following words and phrases shall have the following meanings, respectively:

1.1 "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control of, that Person. For the purposes of this definition "control" (including, with correlative meanings, the terms "controlled by" and "under common control of), as applied to any Person, means the possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned Person, whether through the ownership of voting securities, by contract or otherwise;

1.2 "BUSINESS DAY" means any day on which commercial banks are generally open for business in Luxembourg and in the State of Delaware in the United States, other than a Saturday, a Sunday or a day observed as a holiday in Luxembourg or in the State of Delaware in the United States under the laws of Luxembourg and the State of Delaware in the United States, respectively,

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1.3      "CURRENT MARKET PRICE" means, in respect of a ParentCo Common Share on any date, the Luxembourg Franc Equivalent of the average of the closing bid and asked prices of ParentCo Common Shares during a period of 20 consecutive quotation days ending not mom than three quotation days before such date on the OTC B.B., or, if the ParentCo Common Shares are not then quoted on the OTC B.B., on such other stock exchange or automated quotation system on which the ParentCo Common Shares are listed or quoted, as the case may be, as may be selected by the board of directors of LuxCo for such purpose; provided, however, that if in the opinion of the board of directors of LuxCo the public distribution or trading activity of ParentCo Common Shares during such period does not create a market which reflects the fair market value of ParentCo Common Share, then the Current Market Price of a ParentCo Common Share shall be determined by the board of directors of LuxCo, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the board of directors of LuxCo shall be conclusive and binding;

1.4 "DIVIDEND AMOUNT" has the meaning ascribed thereto in section 7.3 hereof;

1.5 "EXEMPT LUXCO EXCHANGEABLE PREFERRED SHARE VOTING EVENT" means any matter in respect of which holders of LuxCo Exchangeable Preferred Shares are entitled to vote as shareholders of LuxCo in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of the LuxCo Exchangeable Preferred Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the LuxCo Exchangeable Preferred Shares and the ParentCo Common Shares;

1.6 "GOVERNMENTAL ENTITY" means any: (i) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign; (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

1.7 "LIQUIDATION AMOUNT" has the meaning ascribed thereto in section 6.1 hereof;

1.8      "LIQUIDATION CALL PURCHASE PRICE" has the meaning ascribed thereto in section 9.1 hereof;

1.9      "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in section
9.1 hereof;

1.10 "LIQUIDATION DATE" has the meaning ascribed thereto in section 6.1 hereof;

1.11 "LUXCO COMMON SHARES" means the ordinary shares of class A in the capital of LuxCo;

1.12 "LUXCO EXCHANGEABLE PREFERRED SHARE VOTING EVENT" means any matter in respect of which holders of LuxCo Exchangeable Preferred Shares are entitled to vote as shareholders of LuxCo, other than an Exempt LuxCo Exchangeable Preferred Share Voting Event, and, for greater certainty, excluding any matter in respect of which holders of LuxCo Exchangeable Preferred Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Beneficiaries under (and as that term is defined in) the Voting and Exchange Trust Agreement;

1.13 "LUXCO EXCHANGEABLE PREFERRED SHARES" means the exchangeable preferential non voting shares in the capital of LuxCo, having the rights, privileges, restrictions and conditions set forth herein;

1.14 "LUXEMBOURG FRANC EQUIVALENT" means in respect of an amount expressed in a currency other than Luxembourg Francs (the "FOREIGN CURRENCY AMOUNT") at any date the product obtained by multiplying

         (a)      the Foreign Currency Amount by,

         (b) the noon spot exchange rate on such date for such foreign currency expressed in Luxembourg Francs as reported by the U.S. Federal Reserve Bank or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Luxembourg Francs as may be deemed by the board of directors of LuxCo to be appropriate for such purpose;

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1.15     "OTC B.B." means the over-the-counter Bulletin Board, a quotation system operated by The National Association of Securities Dealers, Inc.;

1.16 "PARENTCO CALL NOTICE" has the meaning ascribed thereto in section 7.3 hereof;

1.17 "PARENTCO COMMON SHARES" mean the shares of common stock in the capital of ParentCo;

1.18 "PARENTCO CONTROL TRANSACTION" means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving ParentCo, or any proposal to do so; and

1.19 "PARENTCO DIVIDEND DECLARATION DATE" means the date on which the board of directors of ParentCo declares any dividend on the ParentCo Common Shares;

1.20 "PERSON" includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, government Entity, syndicate or other entity, whether or not having legal status;

1.21 "PURCHASE PRICE" has the meaning ascribed thereto in section 7.3 hereof;

1.22     "REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in section 10.1(a) hereof;

1.23 "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in section 10.1(a) hereof;

1.24 "REDEMPTION DATE" means the date, if any, established by the board of directors of LuxCo for the redemption by LuxCo of all but not less than all of the outstanding LuxCo Exchangeable Preferred Shares pursuant to Article 8 hereof, which date shall be no earlier than December 31, 2011, unless:

         (a) there are fewer than 769 LuxCo Exchangeable Preferred Shares outstanding (other than LuxCo Exchangeable Preferred Shares held by ParentCo and its Affiliates, and as such number of shares may be adjusted to give effect to any subdivision or consolidation of, or stock dividend on, the LuxCo Exchangeable Preferred Shares, any issue or distribution of rights to acquire LuxCo Exchangeable Preferred Shares or securities exchangeable for or convertible into LuxCo Exchangeable Preferred Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the LuxCo Exchangeable Preferred Shares), in which case the board of directors of LuxCo may accelerate such redemption date to such date prior to December 31, 2011 as they may determine, upon at least 60 days' prior written notice to the registered holders of the LuxCo Exchangeable Preferred Shares and the Trustee;

         (b) a ParentCo Control Transaction occurs, in which case, provided that the board of directors of LuxCo determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the LuxCo Exchangeable Preferred Shares in connection with such ParentCo Control Transaction and that the redemption of all but not less than all of the outstanding LuxCo Exchangeable Preferred Shares is necessary to enable the completion of such ParentCo Control Transaction in accordance with its terms, the board of directors of LuxCo may accelerate such redemption date to such date prior to December 31, 2011 as they may determine, upon such number of days' prior written notice to the registered holders of the LuxCo Exchangeable Preferred Shares and the Trustee as the board of directors of LuxCo may determine to be reasonably practicable in such circumstances;

         (c) a LuxCo Exchangeable Preferred Share Voting Event is proposed, in which case, provided that the board of directors of LuxCo has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the LuxCo Exchangeable Preferred Share Voting Event, which business purpose must be bonafide and not for the primary purpose of causing the occurrence of a Redemption Date, in any other commercially reasonable


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                  manner that does not result in a LuxCo Exchangeable Preferred
                  Share Voting Event, the redemption date shall be the Business Day prior to the record date for any meeting or vote of the holders of the LuxCo Exchangeable Preferred Shares to consider the LuxCo Exchangeable Preferred Share Voting Event and the board of directors of LuxCo shall give such number of days' prior written notice of such redemption to the registered holders of the LuxCo Exchangeable Preferred Shares and the Trustee as the board of directors of LuxCo may determine to be reasonably practicable in such circumstances; or

         (d) an Exempt LuxCo Exchangeable Preferred Share Voting Event is proposed and the holders of the LuxCo Exchangeable Preferred Shares fail to take the necessary action at a meeting or other vote of holders of LuxCo Exchangeable Preferred Shares, to approve or disapprove, as applicable, the Exempt LuxCo Exchangeable Preferred Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the LuxCo Exchangeable Preferred Shares failed to take such action and the board of directors of LuxCo shall give such number of days prior written notice of such redemption to the registered holders of the LuxCo Exchangeable Preferred Shares as the board of directors of LuxCo may determine to be reasonably practicable in such circumstances, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a), (b), (c) or
                  (d) above to less than 10% of such holders of LuxCo Exchangeable Preferred Shares shall not affect the validity of any such redemption;

1.25 "REDEMPTION PRICE" has the meaning ascribed thereto in section 8.1 hereof;

1.26 "RETRACTED SHARES" has the meaning ascribed thereto in section 7.1 (a) hereof;

1.27 "RETRACTION CALL RIGHT" has the meaning ascribed thereto in section 7.1(c) hereof;

1.28 "RETRACTION DATE" has the meaning ascribed thereto in section 7.l(b) hereof,

1.29 "RETRACTION PRICE" has the meaning ascribed thereto in section 7.1 hereof,

1.30 "RETRACTION REQUEST" has the meaning ascribed thereto in section 7.1 hereof,

1.31 "SUPPORT AGREEMENT" means the support agreement dated for reference March 28, 2001 between ParentCo and LuxCo, as amended, supplemented or restated from time to time;

1.32 "TRANSFER AGENT" means MFC Merchant Bank S.A. or such other Person as may from time to time be appointed by LuxCo as the registrar and transfer agent for the LuxCo Exchangeable Preferred Shares;

1.33 "TRUSTEE" means the trustee under the Voting and Exchange Trust Agreement, and any successor trustee appointed thereunder, and

1.34 "VOTING AND EXCHANGE TRUST AGREEMENT" means the voting and exchange trust agreement dated for reference March 28, 2001 among ParentCo, LuxCo and the Trustee, as amended, supplemented or restated from time to time.

2.       REPRESENTATIONS AND WARRANTIES

2.1 The LuxCo Shareholders severally represent and warrant to the other parties hereto that the statements contained in this section 2.1 are correct and complete as of the date of this Agreement and hereby acknowledge and confirm that the other parties hereto are relying upon such representations and warranties in connection with the transactions contemplated herein:

         (a) Each LuxCo Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

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         (b)      This Agreement has been duly executed and delivered by and on behalf of each LuxCo Shareholder and constitutes legal, valid and binding obligations of each LuxCo Shareholder enforceable against such LuxCo Shareholder in accordance with its terms;

         (c) Each LuxCo Shareholder owns the LuxCo Exchangeable Preferred Shares as set forth beside his name on the signature pages hereto as the sole legal and beneficial owner of record with good, full and marketable title thereto, free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands whatsoever, and such LuxCo Exchangeable Preferred Shares are issued and outstanding as fully paid and non-assessable; and

         (d) No person, firm or corporation has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition, transfer or contribution from any LuxCo Shareholder of any of its LuxCo Exchangeable Preferred Shares or any interest therein or right thereto owned by such LuxCo Shareholder, other than pursuant hereto.

2.2 ParentCo represents and warrants to the other parties hereto that the statements contained in this section 2.2 are correct and complete as of the date of this Agreement and hereby acknowledges and confirms that the other parties hereto are relying upon such representations and warranties in connection with the transactions contemplated herein:

         (a) ParentCo has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization. ParentCo is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. ParentCo has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it;

         (b) ParentCo has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by and on behalf of ParentCo and constitutes legal, valid and binding obligations of ParentCo enforceable against ParentCo in accordance with its terms;

         (c) ParentCo owns all but not less than all of the issued and outstanding LuxCo Common Shares are owned by ParentCo as the sole legal and beneficial owner of record with good and marketable title thereto, free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands whatsoever; and

         (d) No person, firm or corporation has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition, transfer or contribution from ParentCo of any LuxCo Common Shares or any interest therein or right thereto owned by ParentCo, other than pursuant hereto.

2.3 LuxCo represents and warrants to the other parties hereto that the statements contained in this section 2.3 are correct and complete as of the date of this Agreement and hereby acknowledges and confirms that the other parties hereto are relying upon such representations and warranties in connection with the transactions contemplated herein:

         (a) LuxCo has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization. LuxCo is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. LuxCo has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it; and

         (b) LuxCo has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by and

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                  on behalf of LuxCo and constitutes legal, valid and binding obligations of LuxCo enforceable against LuxCo in accordance with its terms.

3.       RANKING OF LUXCO EXCHANGEABLE PREFERRED SHARES

3.1 The LuxCo Exchangeable preferred Shares shall be entitled to a preference over the LuxCo Common Shares and any other shares ranking junior to the LuxCo Exchangeable Preferred Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of LuxCo, whether voluntary or involuntary, or any other distribution of the assets of LuxCo, among its shareholders for the purpose of winding up its affairs.

4.       DIVIDENDS

4.1 A holder of a LuxCo Exchangeable Preferred Share shall be entitled to receive and the shareholders of LuxCo shall by resolution, subject to applicable law, on each ParentCo Dividend Declaration Date, declare a dividend on each LuxCo Exchangeable Preferred Share:

         (a) in the case of a cash dividend declared on the ParentCo Common Shares, in an amount in cash for each LuxCo Exchangeable Preferred Share in U.S. dollars, or the Luxembourg Franc Equivalent thereof on the ParentCo Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each ParentCo Common Share multiplied by 1,066.44, subject to adjustment in accordance with Article 14 hereof;

         (b) in the case of a stock dividend declared on the ParentCo Common Shares to be paid in ParentCo Common Shares, in such number of LuxCo Exchangeable Preferred Shares for each LuxCo Exchangeable Preferred Share as is equal to the number of ParentCo Common Shares to be paid on each ParentCo Common Share; or

         (c) in the case of a dividend declared on the ParentCo Common Shares in property other than cash or ParentCo Common Shares, in such type and amount of property for each LuxCo Exchangeable Preferred Share as is the same as or economically equivalent to (to be determined by the board of directors of LuxCo as contemplated by section 4.5 hereof) the type and amount of property declared as a dividend on each ParentCo Common Share multiplied by 1,066.44, subject to adjustment in accordance with Article 14 hereof, which amounts in (a), (b) and (c) above shall expressly include any dividend to be paid by LuxCo to the holders of LuxCo Exchangeable Preferred Shares pursuant to the constating documents of LuxCo.

Such dividends shall be paid out of money, assets or property of LuxCo properly applicable to the payment of dividends, or out of authorized but unissued shares of LuxCo, as applicable.

4.2 Cheques of LuxCo payable at par at any branch of the bankers of LuxCo shall be issued in respect of any cash dividends contemplated by section 4.1(a) hereof and the sending of such a cheque to each holder of a LuxCo Exchangeable Preferred Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of LuxCo Exchangeable Preferred Shares shall be issued or transferred in respect of any stock dividends contemplated by section 4.1(b) hereof and the sending of such a certificate to each holder of a LuxCo Exchangeable Preferred Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by section 4.1(c) hereof shall be issued, distributed or transferred by LuxCo in such manner as it shall determine and the issuance, distribution or transfer thereof by LuxCo to each holder of a LuxCo Exchangeable Preferred Share shall satisfy the dividend represented thereby. No holder of a LuxCo Exchangeable Preferred Share shall be entitled to recover by action or other legal process against LuxCo any dividend that is represented by a cheque that has not been duly presented to LuxCo's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

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4.3      The record date for the determination of the holders of LuxCo
Exchangeable Preferred Shares entitled to receive payment of, and the payment date for, any dividend declared on the LuxCo Exchangeable Preferred Shares under section 4.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the ParentCo Common Shares.

4.4 If on any payment date for any dividends declared on the LuxCo Exchangeable Preferred Shares under section 4.1 hereof the dividends are not paid in full on all of the LuxCo Exchangeable Preferred Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates on which LuxCo shall have sufficient moneys, assets or property properly applicable to the payment of such dividends as determined by the holders of LuxCo Common Shares by resolution.

4.5 The board of directors of LuxCo shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of section 4.1 hereof and each such determination shall be conclusive and binding on LuxCo and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the board of directors of LuxCo to be relevant, be considered by the board of directors of LuxCo:

         (a) in the case of any stock dividend or other distribution payable in ParentCo Common Shares, the number of such shares issued in proportion to the number of ParentCo Common Shares previously outstanding;

         (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase ParentCo Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire ParentCo Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price of a ParentCo Common Share;

         (c) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of ParentCo of any class other than ParentCo Common Shares, any rights, options or warrants other than those referred to in section 4.5(b) above, any evidences of indebtedness of ParentCo or any assets of ParentCo), the relationship between the fair market value (as determined by the board of directors of LuxCo in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding ParentCo Common Share and the Current Market Price of a ParentCo Common Share; and

         (d) in all such cases, the general taxation consequences of the relevant event to holders of LuxCo Exchangeable Preferred Shares to the extent that such consequences may differ from the taxation consequences to holders of ParentCo, Common Shares as a result of differences between taxation laws of Luxembourg (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of LuxCo Exchangeable Preferred Shares).

5.       CERTAIN RESTRICTIONS

5.1 So long as any of the LuxCo Exchangeable Preferred Shares are outstanding, LuxCo shall not at any time without, but may at any time with, the approval of the holders of the LuxCo Exchangeable Preferred Shares given as specified in section 13.2 hereof:

         (a) pay any dividends on the LuxCo Common Shares or any other shares ranking junior to the LuxCo Exchangeable Preferred Shares, other than stock dividends payable in LuxCo Common Shares or any such other shares ranking junior to the LuxCo Exchangeable Preferred Shares, as the case may be;

         (b) redeem or purchase or make any capital distribution in respect of LuxCo Common Shares or any other shares ranking junior to the LuxCo Exchangeable Preferred Shares;

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         (c)      redeem or purchase any other shares of LuxCo ranking equally with the LuxCo Exchangeable Preferred Shares with respect to the payment of dividends or on any liquidation distribution; or

         (d) issue any LuxCo Exchangeable Preferred Shares or any other shares of LuxCo ranking equally with, or superior to, the LuxCo Exchangeable Preferred Shares other than by way of stock dividends to the holders of such LuxCo Exchangeable Preferred Shares.

The restrictions in sections 5.1(a), (b), (c) and (d) above shall not apply if all dividends on the outstanding LuxCo Exchangeable Preferred Shares corresponding to dividends declared and paid to date on the ParentCo Common Shares shall have been declared and paid on the LuxCo Exchangeable Preferred Shares.

6.       DISTRIBUTION ON LIQUIDATION

6.1 In the event of the liquidation, dissolution or winding-up of LuxCo or any other distribution of the assets of LuxCo among its shareholders for the purpose of winding up its affairs, a holder of LuxCo Exchangeable Preferred Shares shall be entitled, subject to applicable law, to receive from the assets of LuxCo in respect of each LuxCo Exchangeable Preferred Share held by such holder on the effective date (the "LIQUIDATION DATE") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of LuxCo among the holders of the LuxCo Common Shares or any other shares ranking junior to the LuxCo Exchangeable Preferred Shares, an amount per share (the "LIQUIDATION AMOUNT") equal to the Current Market Price of 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with Article 14 hereof, on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by LuxCo causing to be delivered to such holder 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with Article 14 hereof, plus an amount equal to all declared and unpaid dividends on each such LuxCo Exchangeable Preferred Share held by such holder on any dividend record date which occurred prior to the Liquidation Date.

6.2 On or promptly after the Liquidation Date, and subject to the exercise by ParentCo of the Liquidation Call Right, LuxCo shall cause to be delivered to the holders of the LuxCo Exchangeable Preferred Shares the Liquidation Amount for each such LuxCo Exchangeable Preferred Share upon presentation and surrender of the certificates representing such LuxCo Exchangeable Preferred Shares, together with such other documents and instruments as may be required to effect a transfer of LuxCo Exchangeable Preferred Shares under the applicable corporate legislation in Luxembourg and the Articles of LuxCo and such additional documents and instruments as the Transfer Agent and LuxCo may reasonably require, at the registered office of LuxCo or at any office of the Transfer Agent as may be specified by LuxCo by notice to the holders of the LuxCo Exchangeable Preferred Shares. Payment of the total Liquidation Amount for such LuxCo Exchangeable Preferred Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of LuxCo for the LuxCo Exchangeable Preferred Shares or by holding for pick-up by the holder at the registered office of LuxCo or at any office of the Transfer Agent as may be specified by LuxCo by notice to the holders of LuxCo, Exchangeable Preferred Shares, on behalf of LuxCo, of certificates representing ParentCo Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of LuxCo payable at par at any branch of the bankers of LuxCo in respect of the remaining portion, if any, of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom). On and after the Liquidation Date, the holders of the LuxCo Exchangeable Preferred Shares shall cease to be holders of such LuxCo Exchangeable Preferred Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such LuxCo Exchangeable Preferred Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. LuxCo shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the LuxCo Exchangeable Preferred Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any commercial bank in Luxembourg. Upon such deposit being made, the rights of the holders of LuxCo Exchangeable Preferred Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) for such LuxCo Exchangeable Preferred Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total

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liquidation Amount, the holders of the LuxCo Exchangeable Preferred Shares shall thereafter be considered and deemed for all purposes to be holders of the ParentCo Common Shares delivered to them or the custodian on their behalf.

6.3 After LuxCo has satisfied its obligations to pay the holders of the LuxCo Exchangeable Preferred Shares the Liquidation Amount per LuxCo Exchangeable Preferred Share pursuant to section 6.1 hereof such holders shall not be entitled to share in any further distribution of the assets of LuxCo.

7.       RETRACTION OF LUXCO EXCHANGEABLE PREFERRED SHARES BY HOLDER

7.1 A holder of LuxCo Exchangeable Preferred Shares shall be entitled at any time, subject to the exercise by ParentCo of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 7, to require LuxCo to redeem any or all of the LuxCo Exchangeable Preferred Shares registered in the name of such holder for an amount per share equal to the Current Market Price of 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with Article 14 hereof, on the last Business Day prior to the Retraction Date (the "RETRACTION PRICE"), which shall be satisfied in full by LuxCo causing to be delivered to such holder 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with Article 14 hereof, for each LuxCo Exchangeable Preferred Share presented and surrendered by the holder, together with, on the payment date therefor, the full amount of all declared and unpaid dividends on any such LuxCo Exchangeable Preferred Share held by such holder on any dividend record date which occurred prior to the Retraction Date, subject to the restriction that prior to the filing by ParentCo of a Certificate of Amendment to Certificate of Incorporation to increase the authorized number of ParentCo Common Shares from 30,000,000 to 80,000,000, LuxCo shall only be required to redeem a maximum of in aggregate 1,400 LuxCo Exchangeable Preferred Shares pursuant to this section 7.1 (and that it prior to such filing, the holders of LuxCo Exchangeable Preferred Shares require LuxCo to redeem more than in aggregate 1,400 LuxCo Exchangeable Preferred Shares, such LuxCo Exchangeable Preferred Shares will be redeemed on a pro rata basis). To effect such redemption, the holder shall present and surrender at the registered office of LuxCo or at any office of the Transfer Agent as may be specified by LuxCo by notice to the holders of LuxCo Exchangeable Preferred Shares the certificate or certificates representing the LuxCo Exchangeable Preferred Shares which the holder desires to have LuxCo redeem, together with such other documents and instruments as may be required to effect a transfer of LuxCo Exchangeable Preferred Shares under applicable corporate legislation in Luxembourg and the Articles of LuxCo and such additional documents and instruments as the Transfer Agent and LuxCo may reasonably require, and together with a duly executed statement (the "RETRACTION REQUEST") in the form of Schedule "A" hereto or in such other form as may be acceptable to LuxCo:

         (a) specifying that the holder desires to have all or any number specified therein of the LuxCo Exchangeable Preferred Shares represented by such certificate or certificates (the "RETRACTED SHARES") redeemed by LuxCo;

         (b) stating the Business Day on which the holder desires to have LuxCo redeem the Retracted Shares (the "RETRACTION DATE"), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by LuxCo and further provided that in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by LuxCo; and

         (c) acknowledging the overriding right (the "RETRACTION CALL RIGHT") of ParentCo to purchase but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to ParentCo in accordance with the Retraction Call Right on the terms and conditions set out in section 7.3 below.

7.2 Subject to the exercise by ParentCo of the Retraction Call Right, upon receipt by LuxCo or the Transfer Agent in the manner specified in section 7.1 above of a certificate or certificates representing the number of LuxCo Exchangeable Preferred Shares which the holder desires to have LuxCo redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 7.7 below, LuxCo shall redeem the Retracted Shares effective at the dose of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares, provided that all declared and unpaid dividends for which the record date has occurred prior to the Retraction Date shall be paid on the payment date for such dividends. If only a part of the LuxCo Exchangeable Preferred Shares represented by any certificate is redeemed (or purchased by ParentCo pursuant to the Retraction Call Right), a new certificate for the balance of such LuxCo Exchangeable Preferred Shares shall be issued to the holder at the expense of LuxCo.

7.3 Upon receipt by LuxCo of a Retraction Request, LuxCo shall immediately notify ParentCo thereof. In order to exercise the Retraction Call Right, ParentCo must notify LuxCo of its determination to do so (the "PARENTCO CALL NOTICE") within five business days of notification to ParentCo by LuxCo of the receipt by LuxCo of the Retraction Request. If ParentCo does not so notify LuxCo within such five business day period, LuxCo will notify the holder as soon as possible thereafter that ParentCo will not exercise the Retraction Call Right If ParentCo delivers the ParentCo Call Notice within such five business day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 7.7 below, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to ParentCo in accordance with the Retraction Call Right. In such event, LuxCo shall not redeem the Retracted Shares and ParentCo shall purchase from such holder and such holder shall sell to ParentCo on the Retraction Date the Retracted Shares for a purchase price (the "PURCHASE PRICE") per share equal to the Retraction Price per share, plus, on the designated payment date therefor, to the extent not paid by LuxCo on the designated payment date therefor, an additional amount equivalent to the fall amount of all declared and unpaid dividends on those Retracted Shares held by such holder on any dividend record date which occurred prior to the Retraction Date (the "DIVIDEND AMOUNT"). For the purposes of completing a purchase pursuant to the Retraction Call Right, ParentCo shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing ParentCo Common Shares and a cheque or cheques of ParentCo payable at par at any branch of the bankers of ParentCo representing the aggregate Dividend Amount, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that ParentCo has complied with the immediately preceding sentence, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by LuxCo of such Retracted Shares shall take place on the Retraction Date. In the event that ParentCo does not deliver a ParentCo, Call Notice within such five business day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 7.7 below, LuxCo shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 7.

7.4 LuxCo or ParentCo, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of LuxCo for the LuxCo Exchangeable Preferred Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of LuxCo or at any office of the Transfer Agent as may be specified by LuxCo by notice to the holders of LuxCo Exchangeable Preferred Shares, certificates representing the ParentCo Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request, and, if applicable and on or before the payment date therefor, a cheque payable at par at any branch of the bankers of LuxCo or ParentCo, as applicable, representing the aggregate Dividend Amount, in payment of the total Retraction Price or the total Purchase Price, as the case may be, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom and such delivery of such certificates and cheques on behalf of LuxCo or by ParentCo, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any tax deducted and withheld therefrom and remitted to the proper tax authority).

7.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in section 7.4 above, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by LuxCo or purchased by ParentCo shall thereafter be considered and deemed for all purposes to be a holder of the ParentCo Common Shares delivered to it.

7.6 Notwithstanding any other provision of this Article 7, LuxCo shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If LuxCo believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that ParentCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares, LuxCo shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder and the Trustee at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by LuxCo. In any case in which the redemption by LuxCo of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, LuxCo shall redeem Retracted Shares in accordance with section 7.2 above on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of LuxCo, representing the Retracted Shares not redeemed by LuxCo pursuant to section 7.2 above. Provided that the Retraction Request is not revoked by the holder in the manner specified in section 7.7 below, the bolder of any such Retracted Shares not redeemed by LuxCo pursuant to section 7.2 above as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to require ParentCo, to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by ParentCo to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement.

7.7 A holder of Retracted Shares may, by notice in writing given by the holder to LuxCo before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null mid void, and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to ParentCo shall be deemed to have been revoked.

8.       REDEMPTION OF LUXCO EXCHANGEABLE PREFERRED SHARES BY LUXCO

8.1 Subject to applicable law, and provided ParentCo has not exercised the Redemption Call Right, LuxCo shall on the Redemption Date redeem all but not less than all of the then outstanding LuxCo Exchangeable Preferred Shares for an amount per share equal to the Current Market Price of 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with Article 14 hereof, on the last Business Day prior to the Redemption Date (the "REDEMPTION PRICE"), which shall be satisfied in full by LuxCo causing to be delivered to each holder of LuxCo Exchangeable Preferred Shares 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with Article 14 hereof for each LuxCo Exchangeable Preferred Share held by such holder, together with the full amount of all declared and unpaid dividends on each such LuxCo Exchangeable Preferred Share held by such holder on any dividend record date which occurred prior to the Redemption Date.

8.2 In any case of a redemption of LuxCo Exchangeable Preferred Shares under this Article 8, LuxCo shall, at least 60 days before the Redemption Date (other than a Redemption Date established in connection with a ParentCo Control Transaction, a LuxCo Exchangeable Preferred Share Voting Event or an Exempt LuxCo Exchangeable Preferred Share Voting Event), send or cause to be sent to each holder of LuxCo Exchangeable Preferred Shares a notice in writing of the redemption by LuxCo or the purchase by ParentCo under the Redemption Call Right, as the case may be, of the LuxCo Exchangeable Preferred Shares held by such holder. In the case of a Redemption Date established in connection with a ParentCo Control Transaction, a LuxCo Exchangeable Preferred Share Voting Event and an Exempt LuxCo Exchangeable Preferred Share Voting Event, the written notice of redemption by LuxCo or the purchase by ParentCo under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the board of directors of LuxCo to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

8.3 On or after the Redemption Date, and subject to the exercise by ParentCo of the Redemption Call Right, LuxCo shall cause to be delivered to the holders of the LuxCo Exchangeable Preferred Shares to be redeemed the

Redemption Price for each such LuxCo Exchangeable Preferred Share, together with the full amount of all declared and unpaid dividends on each such LuxCo Exchangeable Preferred Share held by such holder on any dividend record date which occurred prior to the Redemption Date, upon presentation and surrender at the registered office of LuxCo or at any office of the Transfer Agent as may be specified by LuxCo in such notice of the certificates representing such LuxCo Exchangeable Preferred Shares, together with such other documents and instruments as may be required to effect a transfer of LuxCo Exchangeable Preferred Shares under applicable corporate legislation in Luxembourg and the Articles of LuxCo and such additional documents and instruments as the Transfer Agent and LuxCo may reasonably require. Payment of the total Redemption Price for such LuxCo Exchangeable Preferred Shares, together with payment of such dividends, shall be made by delivery to each holder, at the address of the holder recorded in the securities register of LuxCo or by holding for pick-up by the holder at the registered office of LuxCo or at any office of the Transfer Agent as may be specified by LuxCo in such notice, on behalf of LuxCo of certificates representing ParentCo Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and, if applicable, a cheque of LuxCo payable at par at any branch of the bankers of LuxCo in payment of any such dividends, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the Redemption Date, the holders of the LuxCo Exchangeable Preferred Shares called for redemption shall cease to be holders of such LuxCo Exchangeable Preferred Shares and shall not be entitled to exercise any of the rights of holders in respect thereof other than the right to receive their proportionate part of the total Redemption Price and any such dividends, unless payment of the total Redemption Price and any such dividends for such LuxCo Exchangeable Preferred Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price and any such dividends have been paid in the mariner hereinbefore provided. LuxCo shall have the right at any time after the sending of notice of its intention to redeem the LuxCo Exchangeable Preferred Shares as aforesaid to deposit or cause to be deposited the total Redemption Price for and the full amount of such dividends on (except as otherwise provided in this section 8.3) the LuxCo Exchangeable Preferred Shares so called for redemption, or of such of the said LuxCo Exchangeable Preferred Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any commercial bank in Luxembourg named in such notice, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Redemption Date, the LuxCo Exchangeable Preferred Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price and such dividends for such LuxCo Exchangeable Preferred Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price and the full amount of such dividends, the holders of the LuxCo Exchangeable Preferred Shares shall thereafter be considered and deemed for all purposes to be holders of the ParentCo Common Shares delivered to them or the custodian on their behalf

9.       PARENTCO LIQUIDATION CALL RIGHT

9.1 ParentCo shall have the overriding right (the "LIQUIDATION CALL RIGHT"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of LuxCo pursuant to Article 6 hereof to purchase from all but not less than all of the holders of LuxCo Exchangeable Preferred Shares (other than LuxCo Exchangeable Preferred Shares held by ParentCo and its Affiliates) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by ParentCo of an amount per share (the "LIQUIDATION CALL PURCHASE PRICE") equal to the Current Market Price of 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with Article 14 hereof, on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by ParentCo, causing to be delivered to such holder 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with
Article 14 hereof, plus any Dividend Amount. In the event of the exercise of the Liquidation Call Right by ParentCo, each holder shall be obligated to sell all the LuxCo Exchangeable Preferred Shares held by the holder to ParentCo on the Liquidation Date on payment by ParentCo to the holder of the Liquidation Call Purchase Price for each such share, and LuxCo shall have no obligation to pay any Liquidation Amount to the holders of such shares so purchased by ParentCo.

9.2 To exercise the Liquidation Call Right, ParentCo must notify LuxCo's transfer agent (the "TRANSFER AGENT"), as agent for the holders of LuxCo Exchangeable Preferred Shares, and LuxCo of ParentCo's intention to exercise such right at least 45 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of LuxCo and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of LuxCo. The Transfer Agent will notify the holders of LuxCo Exchangeable Preferred Shares as to whether or not ParentCo has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by ParentCo. If ParentCo exercises the Liquidation Call Right, then on the Liquidation Date ParentCo will purchase and the holders will sell all of the LuxCo Exchangeable Preferred Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

9.3 For the purposes of completing the purchase of the LuxCo Exchangeable Preferred Shares pursuant to the Liquidation Call Right, ParentCo shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of ParentCo Common Shares deliverable by ParentCo and a cheque or cheques of ParentCo payable at par at any branch of the bankers of ParentCo representing the aggregate Dividend Amount if any, in payment of the total Liquidation Call Purchase Price, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that ParentCo has complied with the immediately preceding sentence, on and after the Liquidation Date the rights of each holder of LuxCo Exchangeable Preferred Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by ParentCo upon presentation and surrender by the holder of certificates representing the LuxCo Exchangeable Preferred Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the ParentCo Common Shares to which it is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing LuxCo Exchangeable Preferred Shares, together with such other documents and instruments as may be required to effect a transfer of LuxCo Exchangeable Preferred Shares under the governing corporate statute and the by-laws of LuxCo and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of ParentCo shall deliver to such holder, certificates representing the ParentCo, Common Shares to which the holder is entitled and a cheque or cheques of ParentCo payable at par at any branch of the bankers of ParentCo in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If ParentCo does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the LuxCo Exchangeable Preferred Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by LuxCo in connection with the liquidation, dissolution or winding-up of LuxCo pursuant to Article 6 hereof.


10.      PARENTCO REDEMPTION CALL RIGHT

10.1 In addition to ParentCo's rights contained herein, including, without limitation, the Retraction Call Right, ParentCo shall have the following rights in respect of the LuxCo Exchangeable Preferred Shares:

         (a) ParentCo shall have the overriding right (the "REDEMPTION CALL RIGHT"), notwithstanding the proposed redemption of the LuxCo Exchangeable Preferred Shares by LuxCo pursuant to Article 8 hereof, to purchase from all but not less than all of the holders of LuxCo Exchangeable Preferred Shares (other than any LuxCo Exchangeable Preferred Shares held by ParentCo and its Affiliates) on the Redemption Date all but not less than all of the LuxCo Exchangeable Preferred Shares held by each such holder on payment by ParentCo to each holder of an amount per LuxCo Exchangeable Preferred Share (the "REDEMPTION CALL PURCHASE PRICE") equal to the Current Market Price of 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with Article 14 hereof, on the last Business Day prior to the Redemption Date, which shall be satisfied in full by ParentCo causing to be delivered to such holder 1,066.44 ParentCo Common Shares, subject to adjustment in accordance with
                  Article 14 hereof, plus any Dividend Amount. In the event of the exercise of the Redemption Call Right by ParentCo, each holder shall be obligated to sell all the LuxCo Exchangeable Preferred Shares held by the holder to ParentCo on the Redemption Date on payment by ParentCo to the holder of the Redemption Call Purchase Price for each such share, and LuxCo shall have no obligation to redeem, or to pay any Dividend Amount in respect of, such shares so purchased by ParentCo.

         (b) To exercise the Redemption Call Right, ParentCo must notify the Transfer Agent, as agent for the holders of LuxCo Exchangeable Preferred Shares, and LuxCo of ParentCo's intention to exercise such right at least 60 days before the Redemption Date, except in the case of a redemption occurring as a result of a ParentCo Control Transaction, a LuxCo Exchangeable Preferred Share Voting Event or an Exempt LuxCo Exchangeable Preferred Share Voting Event, in which case ParentCo shall so notify the Transfer Agent and LuxCo on or before the Redemption Date. The Transfer Agent will notify the holders of the LuxCo Exchangeable Preferred Shares as to whether or not ParentCo has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by ParentCo. If ParentCo exercises the Redemption Call Right, on the Redemption Date ParentCo will purchase and the holders will sell all of the LuxCo Exchangeable Preferred Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the LuxCo Exchangeable Preferred Shares pursuant to the Redemption Call Right, ParentCo shall deposit with the Transfer Agent, on or before the Redemption Date, certificates representing the aggregate number of ParentCo Common Shares deliverable by ParentCo and a cheque or cheques of ParentCo payable at par at any branch of the bankers of ParentCo representing the aggregate Dividend Amount, if any, in payment of the total redemption Call Purchase Price, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that ParentCo has complied with the immediately preceding sentence, on and after the Redemption Date, the rights of each holder of LuxCo Exchangeable Preferred Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by ParentCo upon presentation and surrender by the holder of certificates representing the LuxCo Exchangeable Preferred Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the ParentCo Common Shares to which it is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing LuxCo Exchangeable Preferred Shares, together with such other documents and instruments as may be required to effect a transfer of LuxCo Exchangeable Preferred Shares under the governing corporate statute and the by-laws of LuxCo and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of ParentCo shall deliver to such holder, certificates representing the ParentCo Common Shares to which the holder is entitled and a cheque or cheques of ParentCo payable at par at any branch of the bankers of ParentCo in payment of the remaining portion, if any, of the total Redemption Call Purchase Price, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If ParentCo does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the LuxCo Exchangeable Preferred Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by LuxCo in connection with the redemption of the LuxCo Exchangeable Preferred Shares pursuant to Article 8 hereof.

11.      PURCHASE FOR CANCELLATION

11.1 Subject to applicable law and notwithstanding section 11.2 below, LuxCo may at any time and from time to time purchase for cancellation all or any part of the LuxCo Exchangeable Preferred Shares by private agreement with any holder of LuxCo Exchangeable Preferred Shares for consideration consisting of LuxCo Common Shares.

11.2 Subject to applicable law and the Articles of LuxCo, LuxCo may at any time and from time to time purchase for cancellation all or any part of the outstanding LuxCo Exchangeable Preferred Shares at any price by tender to all the holders of record of LuxCo Exchangeable Preferred Shares then outstanding or through the facilities of any stock exchange or quotation system on which the LuxCo Exchangeable Preferred Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon for which the record date has occurred prior to the date of purchase. If in response to an invitation for tenders under the provisions of this section 11.2, more LuxCo Exchangeable Preferred Shares are tendered at a price or prices acceptable to LuxCo than LuxCo is prepared to purchase, the LuxCo Exchangeable Preferred Shares to be purchased by LuxCo shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to LuxCo, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than

LuxCo is prepared to purchase after LuxCo has purchased all the shares tendered at lower prices. If part only of the LuxCo Exchangeable Preferred Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of LuxCo.

12.      VOTING RIGHTS

12.1 Except as required by applicable law and by Article 13 hereof the holders of the LuxCo Exchangeable Preferred Shares shall not be entitled as such to vote at any meeting of the shareholders of LuxCo.

13.      AMENDMENT AND APPROVAL

13.1 The rights, privileges, restrictions and conditions attaching to the LuxCo Exchangeable Preferred Shares may be added to, changed or removed in accordance with applicable law subject to a minimum requirement that the approval of the holders of the LuxCo Exchangeable Preferred Shares be given as hereinafter specified.

13.2 Any approval given by the holders of the LuxCo Exchangeable Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the LuxCo Exchangeable Preferred Shares or any other matter requiring the approval or consent of the holders of the LuxCo Exchangeable Preferred Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 75% of the votes cast on such resolution at a meeting of holders of LuxCo Exchangeable Preferred Shares (other than any LuxCo Exchangeable Preferred Shares held by ParentCo and its Affiliates) duly called and held; provided that if at any such meeting the requisite quorum is not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of LuxCo Exchangeable Preferred Shares (other than any LuxCo Exchangeable Preferred Shares held by ParentCo and its Affiliates) present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 75% of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the LuxCo Exchangeable Preferred Shares.

14.      RECIPROCAL CHANGES, ETC.  IN RESPECT OF PARENTCO COMMON SHARES

14.1 Each holder of a LuxCo Exchangeable Preferred Share acknowledges that the Support Agreement provides, in part, that ParentCo will not without the prior approval of LuxCo and the prior approval of the holders of the LuxCo Exchangeable Preferred Shares given in accordance with section 13.2 hereof:

         (a) issue or distribute ParentCo Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire ParentCo Common Shares) to the holders of all or substantially all of the then outstanding ParentCo Common Shares by way of stock dividend or other distribution, other than an issue of ParentCo, Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire ParentCo Common Shares) to holders of ParentCo Common Shares who exercise an option to receive dividends in ParentCo Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire ParentCo Common Shares) in lieu of receiving cash dividends;

         (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding ParentCo Common Shares entitling them to subscribe for or to purchase ParentCo Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire ParentCo Common Shares); or

         (c) issue or distribute to the holders of all or substantially all of the then outstanding ParentCo Common Shares;

         (d) shares or securities of ParentCo of any class other than ParentCo Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire ParentCo Common Shares);

                  (i) rights, options or warrants other than those referred to in section 14.1 (b) above;

                  (ii)     evidences of indebtedness of ParentCo; or

                  (iii)    assets of ParentCo,

unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the LuxCo Exchangeable Preferred Shares.

14.2 Each holder of a LuxCo Exchangeable Preferred Share acknowledges that the Support Agreement further provides, in part, that ParentCo will not without the prior approval of LuxCo and the prior approval of the holders of the LuxCo Exchangeable Preferred Shares given in accordance with section 13.2 hereof:

         (a) subdivide, redivide or change the then outstanding ParentCo Common Shares into a greater number of ParentCo Common Shares;

         (b) reduce, combine, consolidate or change the then outstanding ParentCo Common Shares into a lesser number of ParentCo Common Shares; or

         (c) reclassify or otherwise change the ParentCo Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the ParentCo Common Shares,

unless the same or an economically equivalent change shall simultaneously be made to, or in, the rights of the holders of the LuxCo Exchangeable Preferred Shares. The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the LuxCo Exchangeable Preferred Shares Oven in accordance with section 13.2 hereof

15.      ACTIONS BY LUXCO UNDER SUPPORT AGREEMENT

15.1 LuxCo will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by ParentCo and LuxCo with all provisions of the Support Agreement applicable to ParentCo and LuxCo, respectively, in accordance with the terms thereof including without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of LuxCo all rights and benefits in favor of LuxCo under or pursuant to such agreement.

15.2 LuxCo shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the LuxCo Exchangeable Preferred Shams given in accordance with section 13.2 hereof other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of

         (a) adding to the covenants of the other parties to such agreement for the protection of LuxCo or the holders of the LuxCo Exchangeable Preferred Shares thereunder,

         (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the board of directors of LuxCo, it may be expedient to make, provided that the board of directors of LuxCo shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the LuxCo Exchangeable Preferred Shares; or

         (c) making such changes in or corrections to such agreement which, on the advice of counsel to LuxCo, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the board of directors of LuxCo shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the LuxCo Exchangeable Preferred Shares.

16.      LEGEND; CALL RIGHTS

16.1 The certificates evidencing the LuxCo Exchangeable Preferred Shares shall contain or have affixed thereto a legend in form and on terms approved by the board of directors of LuxCo, with respect to the Support Agreement, the provisions relating to the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

16.2 Each holder of a LuxCo Exchangeable Preferred Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favor of ParentCo, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of LuxCo or the retraction or redemption of LuxCo Exchangeable Preferred Shares, as the case may be, and to be bound thereby in favor of ParentCo as herein provided.

17.      NOTICES

17.1 Any notice, request or other communication to be given to LuxCo by a holder of LuxCo Exchangeable Preferred Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of LuxCo and addressed to the attention of the President of LuxCo. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by LuxCo.

17.2 Any presentation and surrender by a holder of LuxCo Exchangeable Preferred Shares to LuxCo, or the Transfer Agent of certificates representing LuxCo Exchangeable Preferred Shares in connection with the liquidation, dissolution or winding-up of LuxCo or the retraction or redemption of LuxCo Exchangeable Preferred Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of LuxCo or to such office of the Transfer Agent as may be specified by LuxCo, in each case, addressed to the attention of the President of LuxCo. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by LuxCo or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

17.3 Any notice, request or other communication to be given to a holder of LuxCo Exchangeable Preferred Shares by or on behalf of LuxCo shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of LuxCo or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of LuxCo Exchangeable Preferred Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by LuxCo pursuant thereto.

18.      DISCLAIMER OF PARTNERSHIP

18.1 No partnership is created by this Agreement. Nothing contained in this Agreement shall or shall be deemed to constitute the parties hereto as partners nor as agent of the other nor any other relationship whereby any party hereto could be held liable for any act or omission of the other, save as specifically provided by this Agreement. None of the parties hereto shall have any authority to act for the other or to incur any obligation on behalf of the other with respect to the subject matter of this Agreement, save as specifically provided by this Agreement. Each party hereto covenants to indemnify the other parties and hold them harmless from all claims, losses, costs, charges, fees, expenses, damages, obligations and responsibilities incurred by such parties by reason of any action or omission of The other party outside the scope of the authority specifically provided by this Agreement.

19.      SECTIONS AND HEADINGS

19.1 The division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an Article, a section or a Schedule refers to the specified Article or section of or Schedule to this Agreement.

20.      NUMBER, GENDER AND PERSONS

20.1 In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities.

21.      SUCCESSORS AND ASSIGNS

21.1 All the terms and provisions of this agreement shall be binding upon and entire to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

22.      SURVIVAL

22.1 It is understood and agreed that all warranties, representations, covenants, indemnities and agreements of the parties herein contained or contained in any certificates or documents submitted pursuant to or in connection with the transactions contemplated herein shall survive the completion of the transactions contemplated herein and the termination of this Agreement.

23.      FURTHER ASSURANCES

23.1 The parties hereto shall sign such further and other documents, cause such meetings to be held, resolutions passed and bylaws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

24.      AMENDMENTS

24.1 This Agreement may be amended or modified by an agreement in writing executed by the parties hereto. Except as aforesaid, no amendment, waiver or modification of this Agreement shall be effective.

25.      SEVERABILITY

25.1 Should a provision of this Agreement be or become invalid, the validity of the remaining provisions of this Agreement shall not be affected. The parties hereto undertake to replace any such invalid provision without delay with a valid provision which as nearly as possible duplicates the economic intent of the invalid provision.

26.      INDEPENDENT LEGAL ADVICE

26.1 Each of the parties hereby represents and warrants to the other parties and acknowledges and agrees that it had the opportunity to seek, was not prevented nor discouraged by another party from seeking and did obtain independent legal advice prior to the execution and delivery of this Agreement.

27.      ENGLISH VERSION

27.1 The parties hereby represent, warrant, acknowledge and agree that: (i) they have agreed that this Agreement be drawn up in the English language; and (ii) the English version of this Agreement shall govern for all purposes.

28.      GOVERNING LAW

28.1 This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties shall be governed by, the laws of the State of Delaware in the United States.

29.      JURISDICTION

29.1 Each of the parties irrevocably attorns to the exclusive jurisdiction of the courts in the State of Delaware in the United States.

30.      COUNTERPARTS

30.1 This Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF the parties have executed this Agreement as follows:

ICHOR CORPORATION


Per: /s/ M. Eric Turcotte
-----------------------------------------------------
         Authorized Signatory

6543 LUXEMBOURG S.A.


Per: /s/ (Illegible)
-----------------------------------------------------
         Authorized Signatory

THE FOLLOWING LUXCO SHAREHOLDERS:

SIGNED, SEALED and DELIVERED by PIERRE-                 )
FRANCOIS SERRES in the presence of:                     )
                                                        )
/s/ Kowalski Delphine                                   )      /s/ Pierre-Francois Serres
-----------------------------------------------------   )      -----------------------------------------------
Signature                                               )      PIERRE-FRANCOIS SERRES
KOWALKI DELPHINE                                        )      69230 Saint Genis Laval France
-----------------------------------------------------   )      -----------------------------------------------
Name                                                    )      Address
1029 Grand Rue, 01700 Miribel                           )      10,436
-----------------------------------------------------   )      -----------------------------------------------
Address                                                 )      Number of LuxCo Exchangeable Preferred Shares
Secretary                                               )      Held
-----------------------------------------------------   )
Occupation                                              )


SIGNED, SEALED and DELIVERED by                         )
BERTRAND FAVREAU                                        )
in the presence of:                                     )
                                                        )
/s/ Pierre-Francois Serres                              )       /s/ Bertrand Favreau
-----------------------------------------------------   )       -----------------------------------------------
Signature                                               )       BERTRAND FAVREAU
PIERRE-FRANCOIS SERRES                                  )       12 Rue Saint Nicholas
-----------------------------------------------------   )       -----------------------------------------------
Name                                                    )       Address
69230 Saint Genis Laval, France                         )       2,004
-----------------------------------------------------   )       -----------------------------------------------
Address                                                 )       Number of LuxCo Exchangeable Preferred Shares
Manager                                                 )       Held
-----------------------------------------------------   )
Occupation


SIGNED, SEALED and DELIVERED by PATRICE                 )
PACTOL                                                  )
in the presence of:                                     )
                                                        )
/s/ Pierre-Francois Serres                              )       /s/ Patrice Pactol
-----------------------------------------------------   )       -----------------------------------------------
Signature                                               )       PATRICE PACTOL
PIERRE-FRANCOIS SERRES                                  )       130 Route du bouleau, Brindao France
-----------------------------------------------------   )       -----------------------------------------------
Name                                                    )       Addres
69230 Saint Genis Laval, France                         )       2,004
-----------------------------------------------------   )       -----------------------------------------------
Address                                                 )       Number of LuxCo Exchangeable Preferred Shares
Manager                                                 )       Held
-----------------------------------------------------   )
Occupation

SIGNED, SEALED and DELIVERED by DORIA                   )
TROIANI                                                 )
in the presence of:                                     )
                                                        )
/s/ Anne Marie Danon                                    )       /s/ Doria Troiani
-----------------------------------------------------   )       -----------------------------------------------
Signature                                               )       DORIA TROIANI
ANNE MARIE DANON                                        )       Chateau de la Creuzette, Saove France
-----------------------------------------------------   )       -----------------------------------------------
Name                                                    )       Address
62 Chemin de la Bouviere                                )       408
-----------------------------------------------------   )       -----------------------------------------------
Address                                                 )       Number of LuxCo Exchangeable Preferred Shares
Secretary                                               )       Held
-----------------------------------------------------   )
Occupation


SIGNED, SEALED and DELIVERED by YVES BUSCH              )
in the presence of:                                     )
                                                        )
/s/ Patricia Busch                                      )       /s/ Yves Busch
-----------------------------------------------------   )       -----------------------------------------------
Signature                                               )       YVES BUSCH
PATRICIA BUSCH                                          )       19 Rue de Gananteze, Jringy France
-----------------------------------------------------   )       -----------------------------------------------
Name                                                    )       Address
19 Rue de Gananteze, Jrigny France                      )       400
-----------------------------------------------------   )       -----------------------------------------------
Address                                                 )       Number of LuxCo Exchangeable Preferred Shares
(N/A)                                                   )       Held
-----------------------------------------------------   )
Occupation                                              )

SIGNED, SEALED and DELIVERED by BERNADETTE DAOUT        )
in the presence of:                                     )
                                                        )
/s/ Phillippe Jaussely                                  )       /s/ Bernadette Daout
-----------------------------------------------------   )       -----------------------------------------------
Signature                                               )       BERNADETTE DAOUT
PHILLIPPE JAUSSELY                                      )       2 Rue de Boro Voisom, Plowewheim
-----------------------------------------------------   )       -----------------------------------------------
Name                                                    )       Address
12 Rue de Bengers, Vendenheim                           )       120
-----------------------------------------------------   )       -----------------------------------------------
Address                                                 )       Number of LuxCo Exchangeable Preferred Shares
Hotel Manager                                           )       Held
-----------------------------------------------------   )
Occupation                                              )

                                  SCHEDULE "A"


[TO BE PRINTED ON LUXCO EXCHANGEABLE PREFERRED SHARE CERTIFICATES]

To 6543 Luxembourg S.A.  ("LUXCO") and ICHOR Corporation ("PARENTCO")

This notice is given pursuant to Article 7 of the shareholder agreement (the "SHAREHOLDER AGREEMENT") dated March 28, 2001 among ParentCo, LuxCo and certain holders of exchangeable preferred shares of LuxCo and all capitalized words and expressions used in this notice that are defined in the Shareholder Agreement have the meanings ascribed to such words and expressions in the Shareholder Agreement.

The undersigned hereby notifies LuxCo that, subject to the Retraction Call Right referred to below, the undersigned desires to have LuxCo redeem in accordance with Article 7 of the Shareholder Agreement:

[ ]      all share(s) represented by this certificate; or
[ ]      _____ share(s) only.


The undersigned hereby notifies LuxCo that the Retraction Date shall be ______.

NOTE: The Retraction Date must be a Business Day and must not be less than ten Business Days nor more than 15 Business Days after the date upon which this notice is received by LuxCo. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by LuxCo.

The undersigned acknowledges the overriding Retraction Call Right of ParentCo to purchase a but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retractable Shares to ParentCo in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in section 7.3 of the Shareholder Agreement. This Retraction Request, and this offer to sell the Retracted Shares to ParentCo, may be revoked and withdrawn by the undersigned only by notice in writing given to LuxCo at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, LuxCo is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require ParentCo to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to LuxCo that the undersigned:

[ ]      is
         (select one)
[ ]      is not

a non-resident of Luxembourg for purposes of the Luxembourg tax laws. THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS NOT A NON-RESIDENT OF LUXEMBOURG, WITHHOLDING ON ACCOUNT OF LUXEMBOURG TAX MAY BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

The undersigned hereby represents and warrants to LuxCo and ParentCo that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by LuxCo or ParentCo free and clear of all liens, claims and encumbrances.


-----------   -----------------------------------     --------------------------
(Date)         (Signature of LuxCo Shareholder)       (Guarantee of Signature)

[ ] Please check box if the securities and any cheque(s) resulting from the retraction or phase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of LuxCo and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.


______________________________
(Date)

Name of Person in Whose Name Securities or Cheque(s) are to be Registered, Issued or Delivered (please print):
                                               _______________________________
Address:
        ______________________________________________________________________
______________________________________________________________________________

Signature of LuxCo Shareholder:
                                _______________________________________________

Signature Guaranteed by:
                         ______________________________________________________

NOTE: If this Retraction Request is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of LuxCo represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of LuxCo, unless the share transfer power on the share certificate is duly completed in respect of such share(s).